                                                       Registration No. 33-89188


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                        POST-EFFECTIVE AMENDMENT NO. 6 TO
                                    FORM S-6
                                FOR REGISTRATION
                                      UNDER
                    THE SECURITIES ACT OF 1933 OF SECURITIES
                      OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (EXACT NAME OF TRUST)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

              ROBERT J. BERDAN, VICE PRESIDENT AND GENERAL COUNSEL
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective

          immediately upon filing pursuant to paragraph (b)
    -----

      X   on April 30, 2001 pursuant to paragraph (b)
    -----

          60 days after filing pursuant to paragraph (a)(1)
    -----

          on (DATE) pursuant to paragraph (a)(1) of Rule 485
    -----

          this post-effective amendment designates a new effective date for a ----- previously filed post-effective amendment


                                ----------------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                              CROSS-REFERENCE SHEET


         Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

         Item Number                                Heading in Prospectus
         -----------                                ---------------------
          1.........................................Cover Page
          2 ........................................Cover Page; Northwestern Mutual
          3 ........................................Not Applicable
          4 ........................................Distribution of the Policies
          5 ........................................The Account and its Divisions
          6 ........................................The Account and its Divisions
          7 ........................................Not Applicable
          8 ........................................Not Applicable
          9 ........................................Legal Proceedings
         10(a)......................................Other Policy Provisions:  Owner
         10(b)......................................Annual Dividends
         10(c) and (d)..............................Death Benefit, Cash Value, Loans
                                                    and  Withdrawals,  Right to  Return  Policy,  Right to
                                                    Exchange for a Fixed Benefit Policy, Payment Plans
         10(e)......................................Premiums, Paid-Up Insurance, Reinstatement
         10(f)......................................Voting Rights
         10(g)......................................Voting Rights, Substitution of Fund
                                                    Shares and Other Changes
         10(h)......................................Voting Rights, Substitution of Fund
                                                    Shares and Other Changes
         10(i)......................................Premiums, Death Benefit, Annual
                                                    Dividends, Other Policy Provisions:

                                                    Payment Plans
                                                    -------------

         11 .....................................   The Account, The Funds: Northwestern Mutual Series
                                                    Fund, Inc. -- Small Cap Growth Stock Portfolio,
                                                    Aggressive Growth Stock Portfolio, International Equity
                                                    Portfolio, Index 400 Stock Portfolio, Growth Stock
                                                    Portfolio, Growth and Income Stock Portfolio, Index 500
                                                    Stock Portfolio, High Yield Bond Portfolio, Select Bond
                                                    Portfolio, and Money Market Portfolio. Russell
                                                    Insurance Funds -- Multi-Style Equity Fund, Aggressive
                                                    Equity Fund, Non-U.S. Fund, Real Estate Securities
                                                    Fund, and Core Bond Fund
         12 ........................................The Funds
         13 ........................................Summary, The Funds, Deductions and
                                                    Charges, Distribution of the Policies
         14 ........................................Requirements for Insurance
         15 ........................................Premiums, Allocations to the Account
         16 ........................................The Account, The Funds, Allocations to the Account
         17 ........................................Same Captions as Items 10(a), (c), and (d)
         18 ........................................The Account, Annual Dividends
         19 ........................................Reports
         20 ........................................Not Applicable

         21 ........................................Loans and Withdrawals
         22 ........................................Not Applicable
         23.........................................Not Applicable
         24 ........................................Not Applicable
         25 ........................................Northwestern Mutual
         26 ........................................The Funds, Deductions and Charges
         27 ........................................Northwestern Mutual
         28 ........................................Management
         29 ........................................Not Applicable
         30 ........................................Not Applicable
         31 ........................................Not Applicable
         32 ........................................Not Applicable
         33 ........................................Not Applicable
         34 ........................................Not Applicable
         35 ........................................Northwestern Mutual
         36 ........................................Not Applicable
         37 ........................................Not Applicable
         38 ........................................Distribution of the Policies
         39 ........................................Distribution of the Policies
         40 ........................................The Funds
         41 ........................................The Fund, Distribution of the Policies
         42 ........................................Not Applicable
         43 ........................................Not Applicable
         44 ........................................The Funds, Requirements for Insurance,
                                                    Premiums, Death Benefit, Cash Value
         45 ........................................Not Applicable
         46 ........................................Same Captions as Items 10(c) and (d)
         47 ........................................Not Applicable
         48 ........................................Not Applicable
         49 ........................................Not Applicable
         50 ........................................The Account
         51 ........................................Numerous Captions
         52 ........................................Substitution of Fund Shares and
                                                    Other Changes
         53 ........................................Not Applicable
         54 ........................................Not Applicable
         55 ........................................Not Applicable
         56 ........................................Not Applicable
         57 ........................................Not Applicable
         58 ........................................Not Applicable
         59 ........................................Financial Statements

APRIL 30, 2001



         NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)



         Variable Whole Life Policy
         with Additional Protection








         CompLife(R) is a registered
         service mark of
         Northwestern Mutual
         Life Insurance Company











                                                          (PHOTO)



         NORTHWESTERN MUTUAL                     The Northwestern Mutual Life
         SERIES FUND, INC. AND                   Insurance Company
         RUSSELL INSURANCE FUNDS                 720 East Wisconsin Avenue
                                                 Milwaukee, Wisconsin 53202
                                                 (414) 271-1444



                            P r o s p e c t u s e s

                                                  [NORTHWESTERN MUTUAL(TM) LOGO]

CONTENTS FOR THIS PROSPECTUS

                                                       PAGE
                                                       ----
Prospectus..............................................1
Summary ................................................2
     Variable Life Insurance............................2
     The Account and its Divisions......................2
     The Policy.........................................2
       Premiums.........................................2
       Death Benefit....................................2
       Cash Value ......................................2
       Deductions and Charges...........................2
         From Premiums..................................2
         From Policy Value..............................3
         From the Assets of the Account.................3
         Transaction Charges............................3
         Surrender Charges..............................3
         From the Mutual Funds..........................3
The Northwestern Mutual Life Insurance Company,
     Northwestern Mutual Variable Life Account,
         Northwestern Mutual Series Fund, Inc. and
         Russell Insurance Funds........................5
     Northwestern Mutual................................5
      The Account.......................................5
      The Funds.........................................5
     Northwestern Mutual Series Fund, Inc...............5
     Small Cap Growth Stock Portfolio...................5
     Aggressive Growth Stock Portfolio..................5
     International Equity Portfolio.....................5
     Index 400 Stock Portfolio..........................5
     Growth Stock Portfolio.............................6
     Growth and Income Stock Portfolio..................6
     Index 500 Stock Portfolio .........................6
     Balanced Portfolio.................................6
     High Yield Bond Portfolio..........................6
     Select Bond Portfolio..............................6
     Money Market Portfolio.............................6
    Russell Insurance Funds.............................6
     Multi-Style Equity Fund............................6
     Aggressive Equity Fund.............................6
     Non-U.S. Fund......................................6
     Real Estate Securities Fund........................6
     Core Bond Fund.....................................7
Detailed Information About the Policy...................7
     The Policy Design..................................7
     Requirements for Insurance.........................7
     Premiums...........................................8
     Death Benefit......................................9
     Policy Value and Paid-Up Additional Insurance.....10
     Allocations to the Account........................10
     Deductions and Charges............................11
       Deductions from Premiums........................11
       Charges Against the Policy Value................11
       Charges Against the Account Assets..............11
       Transaction Charges.............................12
       Surrender Charges...............................12
     Guarantee of Premiums, Deductions
       and Charges.....................................12
       Cash Value......................................12
       Annual Dividends................................13
       Loans and Withdrawals...........................13
       Excess Amount...................................14
       Paid-Up Insurance...............................14
       Reinstatement...................................15
       Right to Return Policy..........................15
       Right to Exchange for a Fixed Benefit Policy....15
       Other Policy Provisions.........................15
           Owner.......................................15
           Beneficiary.................................15
           Incontestability............................15
           Suicide.....................................15
           Misstatement of Age or Sex..................15
           Collateral Assignment.......................15
           Payment Plans...............................15
           Deferral of Determination and Payment.......15
       Voting Rights...................................15
       Substitution of Fund Shares
         and Other Changes.............................16
       Reports.........................................16
       Special Policy for Employers....................16
       Distribution of the Policies....................16
       Tax Treatment of Policy Benefits................17
   Other Information...................................19
       Management......................................19
       Regulation......................................21
       Legal Proceedings...............................21
       Illustrations...................................21
       Registration Statement..........................21
       Experts.........................................21
   Financial Statements................................22
     Report of Independent Accountants
       (as of December 31, 2000 and for each of the
        two years in the period ended December 31,
        2000...........................................22
     Financial Statements of the Account
       (as of December 31, 2000 and for each of the
        two years in the period ended December 31,
        2000...........................................23

     Financial Statements of Northwestern Mutual
       (as of December 31, 2000 and 1999 and for each
        of the three years in the period ended
        December 31, 2000..............................38
     Report of Independent Accountants
       (as of December 31, 2000 and 1999 and for each
        of the three years in the period ended
        December 31, 2000..............................49

P R O S P E C T U S


NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION

This prospectus describes the Variable CompLife(R) Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. We have designed the Policy to provide lifetime insurance coverage on the insured named in the Policy. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of the Account.

You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

The Policy provides for a scheduled premium payable at least annually, but you may pay more than the scheduled amount. In some situations you may pay less than the scheduled amount. We guarantee that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. The Policy may include insurance which we guarantee for only a specified number of years. There is no guaranteed minimum cash value.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. We make deductions for sales costs and administrative expenses from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.

You may return a Policy for a full refund for a limited period of time. See "Right to Return Policy", p.15.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following summary provides a brief overview of the Account and the Policy. It omits details which are included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death you should not consider variable life insurance unless your primary need is life insurance protection.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to ten divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

PREMIUMS The Policy provides for a scheduled premium for the Minimum Guaranteed Death Benefit and any Additional Protection you purchase as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but we guarantee this insurance for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that you purchase with the Policy. You may pay optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. You may suspend payment of premiums if we determine under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. You may have to resume payment of premiums in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued you may increase or decrease the amount of scheduled premiums within limits. Premiums are payable at least annually.

DEATH BENEFIT We guarantee that the Minimum Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if you have paid scheduled premiums when they are due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. We guarantee Additional Protection for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. A surrender charge applies during the first 15 policy years. We permit partial surrenders by administrative practice if the remaining Policy meets our minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

     -   Deduction of 3.5% for state and federal taxes attributable to premiums

     -   Sales load of 4.5%

     - Annual charge of $84, currently expected to be reduced to $60 after ten years

     -   Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

     - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

     - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

     -   Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

     - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

     - Any surrender charges, administrative charges or decrease in Policy debt that may result from a partial withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT

     - A daily charge at the annual rate of .60% of the Account assets for mortality and expense risks

TRANSACTION CHARGES

     - Fee of up to $25 (currently waived) for transfers among the Account Divisions

     -   Fee of up to $25 (currently waived) for withdrawals of Excess Amount

     - Charge for administrative costs to process a partial surrender, currently expected to be $250

SURRENDER CHARGES

     - Surrender charges for sales and issuance expenses we deduct from Policy proceeds if you surrender the Policy during the first 15 years. See "Surrender Charges", p. 12.

FROM THE MUTUAL FUNDS

     - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .20% to 1.50% of assets on an annual basis.


The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 2000 operations.

NORTHWESTERN MUTUAL SERIES FUND, INC.

                                                 INVESTMENT
                                                  ADVISORY      OTHER        TOTAL
PORTFOLIO                                           FEE       EXPENSES     EXPENSES
---------                                       ----------    --------     --------
Small Cap Growth
  Stock ..............................             .62%          .05%          .67%
Aggressive Growth
  Stock ..............................             .51%          .01%          .52%
International Equity .................             .66%          .07%          .73%
Index 400 Stock ......................             .25%          .07%          .32%
Growth Stock .........................             .42%          .01%          .43%
Growth and Income
  Stock ..............................             .57%          .00%          .57%
Index 500 Stock ......................             .20%          .00%          .20%
Balanced .............................             .30%          .00%          .30%
High Yield Bond ......................             .50%          .02%          .52%
Select Bond ..........................             .30%          .00%          .30%
Money Market .........................             .30%          .00%          .30%



                             RUSSELL INSURANCE FUNDS

                                               INVESTMENT
                                                ADVISORY        OTHER         TOTAL
FUND                                              FEE *       EXPENSES*     EXPENSES
---------                                      ----------     --------      --------
Multi-Style Equity
  Fund ...............................            0.78%         0.15%         0.93%
Aggressive Equity
  Fund ...............................            0.95%         0.33%         1.28%
Non-U.S. Fund ........................            0.94%         0.43%         1.37%
Real Estate Securities
  Fund ...............................            0.84%         0.24%         1.08%
Core Bond Fund .......................            0.61%         0.23%         0.84%

*Multi-Style Equity Fund Russell Insurance Funds' advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis.

Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2002, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed
 .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS


NORTHWESTERN MUTUAL


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $92 billion on December 31, 2000 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual is 39-0509570.


"We" in this prospectus means Northwestern Mutual.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife(R) (October 11, 1995 in most states) are different from the Variable CompLife(R) Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .66% for the International Equity Portfolio, based on 2000 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .07% for the International Equity and Index 400 Stock Portfolios. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, LLC under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.


The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

We have included this simplified description of the Variable CompLife(R) Policy design in this section to help you understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.14.

The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums.

REQUIREMENTS FOR INSURANCE

The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 16. The Minimum Guaranteed Death Benefit must always be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. We charge a higher premium for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which we place the insured.

PREMIUMS

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to an authorized Agent of Northwestern Mutual.

By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.


Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents.
Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. Thus, the total of quarterly premiums for a year is currently 2.92% plus $8.00 higher than a premium paid annually. A semiannual premium is equal to the annual premium times
 .5096 plus $1.35. Thus, the total of semiannual premiums for a year is currently 1.92% plus $2.70 higher than a premium paid annually.


The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.

Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.

You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount", p.
14. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 11. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.

The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p. 14. If you surrender a Policy, its cash value will be paid. See "Cash Value", p. 12.

The following table shows representative annual premiums for a Policy with an initial amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.

                                                   PREMIUM FOR
                                    MINIMUM          MINIMUM
                                  GUARANTEED       GUARANTEED                    PREMIUM FOR
AGE AT                               DEATH            DEATH       ADDITIONAL      ADDITIONAL         TOTAL
ISSUE                               BENEFIT          BENEFIT      PROTECTION      PROTECTION        PREMIUM
------                            ----------       -----------    ----------     -----------        -------
                                                                     SELECT
15..........................       $200,000           $1,292        $200,000         $  588          $1,880
35..........................        200,000            2,610         200,000          1,010           3,620
55..........................        200,000            6,618         200,000          3,320           9,938
                                                                 STANDARD PLUS
15..........................       $200,000           $1,406        $200,000         $  608          $2,014
35..........................        200,000            2,874         200,000          1,118           3,992
55..........................        200,000            7,196         200,000          4,428          11,624
                                                                    STANDARD
15..........................       $200,000           $1,612        $200,000         $  740          $2,352
35..........................        200,000            3,362         200,000          1,310           4,672
55..........................        200,000            8,650         200,000          6,380          15,030

DEATH BENEFIT

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4%. We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 14. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount",
p. 14. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits", p. 17. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.

The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT

We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.

We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.

You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time.

You may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.

We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets", p. 11. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 12.

We deduct an annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

We will also deduct any extra amounts we charge for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 13.

The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.

TRANSACTION CHARGES The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.

SURRENDER CHARGES If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.


    FOR POLICIES             PREMIUM SURRENDER CHARGE
 SURRENDERED AFTER                   PERCENTAGE
   PAYMENT OF THE     --------------------------------------
 BEGINNING OF YEAR    ISSUE AGE 65 AND UNDER    ISSUE AGE 75
 -----------------    ----------------------    ------------
         1                     24%                   24%
         2                     28%                 25.5%
         3                     32%                   27%
         4                     36%                 28.5%
    5 through 10               40%                   30%
         11                    32%                   24%
         12                    24%                   18%
         13                    16%                   12%
         14                     8%                    6%
    15 and later                0%                    0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.14.

We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. We will make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. We currently expect this charge to be $250.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.


We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.


Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.


You may use dividends to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 14. If the Policy has Excess Amount, or if no Additional Protection is in force, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we will pay the dividend in cash. If the Policy is in force as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is in force as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.


LOANS AND WITHDRAWALS

You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.

You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 14. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

EXCESS AMOUNT

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.

We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.

RIGHT TO RETURN POLICY

You may return a Policy for a full refund of the premium you paid within 45 days after you sign the application for insurance, or within 10 days after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If returned, we will consider the Policy void from the beginning.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy and any amount due on the exchange.

You may also exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is in force as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES


We sell the Policies through individuals who are licensed life insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 52-2114207.

Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.


TAX TREATMENT OF POLICY BENEFITS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 18.

As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy in force, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

OTHER TAX CONSIDERATIONS Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table.

These rules have been modified and supplemented by IRS Notice 2001-10 published on January 29, 2001. The Notice provides interim guidance on the taxation of split dollar arrangements and requests comments from the public on final guidance that will be published in the future. The Notice provides, as interim guidance, that employer premium payments under a split dollar arrangement may be treated by the parties as interest free loans to the employee under Section 7872 of the Code. Section 7872 generally treats foregone interest as taxable income to the employee. If the split dollar arrangement is not treated by the parties as a loan, the employer will be treated as acquiring beneficial ownership of the contract attributable to its share of premium payments. The employee will be taxed (1) under Section 61 of the Code on the value of the life insurance protection provided to the employee each year (reduced by the employee's premium payments, if any) measured by the lower of the government's premium rates set forth in Table 2001 or, until December 31, 2003, the insurer's lower one year term rates (after 2003, alternate one year term rates can be used only if certain sales requirements are met and for contracts issued on or after March 1, 2001, future guidance by the IRS may prohibit the use of any alternative term rates after the later of December 31, 2003 or December 31 of the year such guidance is published); (2) under Section 61 on any dividends or other distributions made to the employee; and (3) under Section 83 on any transfer to the employee of a substantially vested interest in the cash surrender value. The Internal Revenue Service has indicated informally that such a transfer will typically occur when the split dollar arrangement is terminated by the repayment of the employer's premium payments. The Notice states that the IRS may issue further guidance on when earnings will be taxable to the employee, but any such guidance will apply prospectively only. The Notice states that, although it primarily addresses employer-employee split dollar arrangements, the IRS and Treasury believe the same principles generally govern all split dollar arrangements. Several aspects of the Notice are currently being reviewed by the Treasury.

Depending on the circumstances, the exchange of a Policy, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual and their positions including Board committee memberships, and their principal occupations, are as follows:

TRUSTEES

NAME                                                      PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                                      -------------------------------------------
R. Quintus Anderson (A)........................  Chairman, Aarque Capital Corporation since 1997, prior thereto;
                                                 Chairman, The Aarque Companies, Lakewood, NY (diversified metal products manufacturing)

Edward E. Barr (HR)............................  Chairman, Sun Chemical Corporation, Fort Lee, New Jersey
                                                 (graphic arts) since 1998; prior thereto, President and Chief
                                                 Executive Officer

Gordon T. Beaham, III (OT).....................  Chairman of the Board and President, Faultless Starch/Bon Ami
                                                 Company, Kansas city, MO (consumer products manufacturer)

Robert C. Buchanan (A, E, F)...................  President and Chief Executive Officer, Fox Valley Corporation,
                                                 Appleton, WI (manufacturer of gift wrap and writing paper)

George A. Dickerman (AM).......................  Chairman Emeritus, Spalding Sports Worldwide, Chicopee, MA
                                                 (manufacturer of sporting equipment) since 1999; Chairman of the
                                                 Board from 1998 to 1999; prior thereto, President

Pierre S. du Pont (AM).........................  Attorney, Richards, Layton and Finger, Wilmington, DE

James D. Ericson (AM, E, F. HR, OT)............  Chairman and Chief Executive Officer of Northwestern Mutual
                                                 since 2000; prior thereto, President and Chief Executive Officer

J. E. Gallegos (A).............................  Attorney at Law; President, Gallegos Law Firm, Santa Fe, NM

Stephen N. Graff (A, E, F).....................  Retired Partner, Arthur Andersen LLP (public accountants),
                                                 Milwaukee, WI

Patricia Albjerg Graham (HR)...................  Professor, Graduate School of Education, Harvard University,
                                                 Cambridge, MA, and President, The Spencer Foundation (social and behavioral sciences)

James P. Hackett (OT)..........................  President and Chief Executive Officer of Steelcase Inc.

Stephen F. Keller (HR).........................  Attorney.  Former Chairman, Santa Anita Realty Enterprises, Los
                                                 Angeles, CA, since 1997; prior thereto, Chairman

Barbara A. King (AM)...........................  President, Landscape Structures, Inc., Delano, MN (manufacturer of playground equipment)

J. Thomas Lewis (HR)...........................  Attorney (retired), New Orleans, LA since 1998; prior thereto,
                                                 Attorney with Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR)............  President, Tamarack Petroleum Company, Inc., Milwaukee, WI
                                                 (operator of oil and gas wells); President, Active Investor
                                                 Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT).......................  Retired Chairman of Universal Foods Corporation, Milwaukee, WI
                                                 since 1997; prior thereto, Chairman and Chief Executive Officer

Timothy D. Proctor (A).........................  Group General Counsel, Diageo plc since 2000 (multinational branded food and drink company); Director, Worldwide Human
                                                 Resources of Glaxo Wellcome plc from 1998 to 1999
                                                 (pharmaceuticals); prior thereto, Senior Vice President Human
                                                 Resources, General Counsel & Secretary

H. Mason Sizemore, Jr. (AM)....................  President and Chief Operating Officer, The Seattle Times,
                                                 Seattle, WA (publishing)

Harold B. Smith (OT)...........................  Chairman, Executive Committee, Illinois Tool Works, Inc.,
                                                 Chicago, IL (engineered components and industrial systems and consumables)

Sherwood H. Smith, Jr. (AM)....................  Chairman Emeritus of Carolina Power & Light since 1999; Chairman of the Board from 1997 to 1999; prior thereto, Chairman of the
                                                 Board and Chief Executive Officer

Peter M. Sommerhauser (E, F, OT)...............  Partner, Godfrey & Kahn, S.C., Milwaukee, WI (attorneys)

John E. Steuri (OT)............................  Chairman, Advanced Thermal Technologies, Little Rock, AR since
                                                 1997 (heating, air-conditioning and humidity control).  Retired
                                                 Chairman and Chief Executive Officer of ALLTEL Information
                                                 Services, Inc., Little Rock, AR (application software)

John J. Stollenwerk (AM, E, F).................  President and Chief Executive Officer, Allen-Edmonds Shoe
                                                 Corporation, Port Washington, WI

Barry L. Williams (HR).........................  President and Chief Executive Officer of Williams Pacific
                                                 Ventures, Inc., San Francisco, CA (venture capital consulting)

Kathryn D. Wriston (A).........................  Director of various corporations, New York, NY

Edward J. Zore (AM, E, F, HR, OT)..............  President of Northwestern Mutual since 2000; prior thereto,
                                                 Executive Vice President

A  -- Member, Audit Committee          F  --  Member, Finance Committee
AM -- Member, Agency and Marketing     HR --  Member, Human Resources and Public Policy
      Committee                               Committee
E  -- Member, Executive Committee      OT --  Member, Operations and Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                                POSITION WITH
                        NAME                                 NORTHWESTERN MUTUAL
         ---------------------------------------------------------------------------------------
         John M. Bremer                            Senior Executive Vice President and Secretary
         Peter W. Bruce                            Senior Executive Vice President
         Deborah A. Beck                           Executive Vice President
         William H. Beckley                        Executive Vice President
         Bruce L. Miller                           Executive Vice President
         Mark G. Doll                              Senior Vice President
         Richard L. Hall                           Senior Vice President
         William C. Koenig                         Senior Vice President and Chief Actuary
         Donald L. Mellish                         Senior Vice President
         Gary A. Poliner                           Senior Vice President
         Charles D. Robinson                       Senior Vice President
         Mason G. Ross                             Senior Vice President
         John E. Schlifske                         Senior Vice President
         Leonard F. Stecklein                      Senior Vice President
         Frederic H. Sweet                         Senior Vice President
         Walter J. Wojcik                          Senior Vice President
         Gary E. Long                              Vice President and Controller


REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.


ILLUSTRATIONS

We will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection as you select. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual. The address and telephone number are on the cover of this prospectus.

EXPERTS


The financial statements of Northwestern Mutual as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and of the Account as of December 31, 2000 and for each of the two years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual. His opinion is filed as an exhibit to the registration statement.

[PRICEWATERHOUSECOOPERS LLP - LETTERHEAD]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and of changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and the Small Cap Growth Stock Division, Aggressive Growth Stock Division, International Equity Division, Index 400 Stock Division, Growth Stock Division, Growth & Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division and Russell Core Bond Division thereof at December 31, 2000, and the results of each of their operations and the changes in each of their equity for the year then ended and for the year or period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2000 with Northwestern Mutual Series Fund, Inc., and the Russell Insurance Funds, provide a reasonable basis for our opinion.

[PRICEWATERHOUSECOOPERS LLP]

Milwaukee, Wisconsin
January 26, 2001

Accountants' Report                    22

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Assets and Liabilities
December 31, 2000
(in thousands)


 ASSETS
   Investments at Market Value:
     Northwestern Mutual Series Fund, Inc.
       Small Cap Growth Stock
          27,143 shares (cost $54,148).......................    $ 50,377
       Aggressive Growth Stock
          62,139 shares (cost $230,642)......................     277,825
       International Equity
          96,704 shares (cost $157,621)......................     157,917
       Index 400 Stock
          21,253 shares (cost $25,165).......................      24,314
       Growth Stock
          69,562 shares (cost $152,111)......................     171,678
       Growth and Income Stock
          81,884 shares (cost $120,746)......................     112,099
       Index 500 Stock
          111,533 shares (cost $322,476).....................     379,992
       Balanced
          94,861 shares (cost $166,032)......................     192,948
       High Yield Bond
          29,663 shares (cost $27,345).......................      20,497
       Select Bond
          21,152 shares (cost $24,542).......................      24,473
       Money Market
          87,426 shares (cost $87,426).......................      87,426
     Russell Insurance Funds
       Multi-Style Equity
          2,909 shares (cost $45,754)........................      41,075
       Aggressive Equity
          1,640 shares (cost $21,227)........................      19,237
       Non-U.S.
          2,304 shares (cost $29,251)........................      25,686
       Real Estate Securities
          704 shares (cost $6,831)...........................       7,514
       Core Bond
          767 shares (cost $7,510)...........................       7,723    $1,600,781
                                                                 --------
   Due from Sale of Fund Shares..............................                       379
   Due from Northwestern Mutual Life Insurance Company.......                        57
                                                                             ----------
            Total Assets.....................................                $1,601,217
                                                                             ==========

 LIABILITIES
   Due to Northwestern Mutual Life Insurance Company.........                $      379
   Due on Purchase of Fund Shares............................                        57
                                                                             ----------
            Total Liabilities................................                       436
                                                                             ----------

 EQUITY (NOTE 8)
   Variable Life Policies Issued Before October 11, 1995.....                   477,135
   Variable Complife Policies Issued On or After October 11,
     1995....................................................                 1,052,690
   Variable Executive Life Policies Issued On or After March
     2, 1998.................................................                    37,419
   Variable Joint Life Policies Issued On or After December
     10, 1998................................................                    33,537
                                                                             ----------
            Total Equity.....................................                 1,600,781
                                                                             ----------
            Total Liabilities and Equity.....................                $1,601,217
                                                                             ==========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       23     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                           SMALL CAP GROWTH               AGGRESSIVE GROWTH
                                               COMBINED                    STOCK DIVISION #                 STOCK DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                                                                      SIX MONTHS
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED        ENDED         YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................   $  98,818        $ 60,160        $   828          $  239         $ 29,746        $ 4,628
  Mortality and Expense Charges....       6,166           4,044            130               5            1,141            605
  Taxes............................       2,675           1,737             56               3              489            259
                                      ---------        --------        -------          ------         --------        -------
  Net Investment Income............      89,977          54,379            642             231           28,116          3,764
                                      ---------        --------        -------          ------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................      15,962           7,370          1,839              --            3,321          1,888
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............    (155,582)        115,169         (5,210)          1,440          (23,838)        54,225
                                      ---------        --------        -------          ------         --------        -------
  Net Gain (Loss) on Investments...    (139,620)        122,539         (3,371)          1,440          (20,517)        56,113
                                      ---------        --------        -------          ------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................   $ (49,643)       $176,918        $(2,729)         $1,671         $  7,599        $59,877
                                      =========        ========        =======          ======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     24

     INTERNATIONAL EQUITY                  INDEX 400
           DIVISION                    STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   ---------------------------   ---------------------------
                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $  9,885       $13,164        $ 2,587        $    58        $  6,953       $ 3,284
           595           420             52              4             644           395
           257           180             22              2             275           170
      --------       -------        -------        -------        --------       -------
         9,033        12,564          2,513             52           6,034         2,719
      --------       -------        -------        -------        --------       -------

         1,818           504             71              4           1,026           595
       (12,052)        7,108         (1,171)           321         (13,347)       16,158
      --------       -------        -------        -------        --------       -------
       (10,234)        7,612         (1,100)           325         (12,321)       16,753
      --------       -------        -------        -------        --------       -------
      $ (1,201)      $20,176        $ 1,413        $   377        $ (6,287)      $19,472
      ========       =======        =======        =======        ========       =======

                                       25     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                          GROWTH AND INCOME                   INDEX 500
                                            STOCK DIVISION                  STOCK DIVISION                BALANCED DIVISION
                                     ----------------------------    ----------------------------    ----------------------------
                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
(CONTINUED)                              2000            1999            2000            1999            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income..................    $  6,106        $ 9,123         $ 14,015        $ 5,542         $ 15,457        $17,659
  Mortality and Expense Charges....         470            372            1,575          1,104              891            769
  Taxes............................         201            159              676            473              382            330
                                       --------        -------         --------        -------         --------        -------
  Net Investment Income............       5,435          8,592           11,764          3,965           14,184         16,560
                                       --------        -------         --------        -------         --------        -------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on
    Investments....................       1,538            514            1,749          1,529            5,358          2,596
  Unrealized Appreciation
    (Depreciation) of Investments
    During the Period..............     (15,724)        (3,359)         (50,374)        42,832          (21,229)        (1,744)
                                       --------        -------         --------        -------         --------        -------
  Net Gain (Loss) on Investments...     (14,186)        (2,845)         (48,625)        44,361          (15,871)           852
                                       --------        -------         --------        -------         --------        -------
  Increase (Decrease) in Equity
    Derived from Investment
    Activity.......................    $ (8,751)       $ 5,747         $(36,861)       $48,326         $ (1,687)       $17,412
                                       ========        =======         ========        =======         ========        =======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     26

   HIGH YIELD BOND DIVISION          SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------
      $ 2,383        $ 2,112         $1,285        $ 1,211         $4,666         $2,507
           82             70             75             62            278            212
           35             30             31             27            150             92
      -------        -------         ------        -------         ------         ------
        2,266          2,012          1,179          1,122          4,238          2,203
      -------        -------         ------        -------         ------         ------

         (626)          (288)           (82)            33             --             --
       (2,680)        (1,879)           829         (1,386)            --             --
      -------        -------         ------        -------         ------         ------
       (3,306)        (2,167)           747         (1,353)            --             --
      -------        -------         ------        -------         ------         ------
      $(1,040)       $  (155)        $1,926        $  (231)        $4,238         $2,203
      =======        =======         ======        =======         ======         ======

                                       27     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations
(in thousands)

                                                                     RUSSELL MULTI-                  RUSSELL AGGRESSIVE
                                                                STYLE EQUITY DIVISION #              EQUITY DIVISION #
                                                              ----------------------------      ----------------------------
                                                                               SIX MONTHS                        SIX MONTHS
                                                               YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                              DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                       2000            1999              2000            1999
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividend Income...........................................    $   989           $381             $1,909           $ 19
  Mortality and Expense Charges.............................        105             14                 45              4
  Taxes.....................................................         45              5                 20              3
                                                                -------           ----             ------           ----
  Net Investment Income.....................................        839            362              1,844             12
                                                                -------           ----             ------           ----

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Realized Gain (Loss) on Investments.......................       (121)            (1)                47             (4)
  Unrealized Appreciation (Depreciation) of Investments
    During the Period.......................................     (5,159)           484             (2,428)           438
                                                                -------           ----             ------           ----
  Net Gain (Loss) on Investments............................     (5,280)           483             (2,381)           434
                                                                -------           ----             ------           ----
  Increase (Decrease) in Equity Derived from Investment
    Activity................................................    $(4,441)          $845             $ (537)          $446
                                                                =======           ====             ======           ====

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     28

         RUSSELL NON-             RUSSELL REAL ESTATE SECURITIES           RUSSELL CORE
        U.S. DIVISION #                SECURITIES DIVISION #              BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,559          $145            $204              $35            $246           $ 53
           60             5              14                1               9              2
           26             2               6                1               4              1
      -------          ----            ----              ---            ----           ----
        1,473           138             184               33             233             50
      -------          ----            ----              ---            ----           ----

           31            --               1               --              (8)            --
       (4,148)          585             692               (9)            257            (45)
      -------          ----            ----              ---            ----           ----
       (4,117)          585             693               (9)            249            (45)
      -------          ----            ----              ---            ----           ----
      $(2,644)         $723            $877              $24            $482           $  5
      =======          ====            ====              ===            ====           ====

                                       29     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                                                        SMALL CAP GROWTH
                                                                          COMBINED                      STOCK DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                                                   SIX MONTHS
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                                    2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................     $   89,977      $   54,379         $   642          $  231
  Net Realized Gain (Loss)..................................         15,962           7,370           1,839              --
  Net Change in Unrealized Appreciation (Depreciation)......       (155,582)        115,169          (5,210)          1,440
                                                                 ----------      ----------         -------          ------
Increase (Decrease) in Equity...............................        (49,643)        176,918          (2,729)          1,671
                                                                 ----------      ----------         -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        613,832         403,531           8,148             319
  Policy Loans, Surrenders and Death Benefits...............        (85,955)        (54,502)         (1,391)            (74)
  Mortality Charges and Other (net).........................        (91,405)        (61,013)         (1,558)            (25)
  Transfers from Other Divisions............................        419,640         243,273          44,208           5,878
  Transfers to Other Divisions..............................       (419,640)       (244,190)         (3,863)           (207)
                                                                 ----------      ----------         -------          ------
Increase in Equity Derived from Equity Transactions.........        436,472         287,099          45,544           5,891
                                                                 ----------      ----------         -------          ------
Net Increase in Equity......................................        386,829         464,017          42,815           7,562

EQUITY
  Beginning of Period.......................................      1,213,952         749,935           7,562              --
                                                                 ----------      ----------         -------          ------
  End of Period.............................................     $1,600,781      $1,213,952         $50,377          $7,562
                                                                 ==========      ==========         =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     30

       AGGRESSIVE GROWTH                                                   INDEX 400
        STOCK DIVISION            INTERNATIONAL EQUITY DIVISION        STOCK DIVISION #            GROWTH STOCK DIVISION
-------------------------------   -----------------------------   ---------------------------   ---------------------------
                                                                                  SIX MONTHS
     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000            1999            2000           1999           2000           1999
---------------------------------------------------------------------------------------------------------------------------
      $ 28,116       $  3,764       $  9,033        $ 12,564        $ 2,513         $   52        $  6,034       $  2,719
         3,321          1,888          1,818             504             71              4           1,026            595
       (23,838)        54,225        (12,052)          7,108         (1,171)           321         (13,347)        16,158
      --------       --------       --------        --------        -------         ------        --------       --------
         7,599         59,877         (1,201)         20,176          1,413            377          (6,287)        19,472
      --------       --------       --------        --------        -------         ------        --------       --------

        46,622         37,031         32,762          25,923          3,691            165          37,607         22,738
       (17,395)        (9,017)        (8,140)         (5,642)          (586)           (43)         (9,123)        (5,004)
       (10,329)        (7,239)        (6,157)         (4,876)          (724)           (27)         (7,575)        (4,452)
        65,880         23,525         28,171          19,043         17,439          4,152          44,134         33,353
       (20,612)       (17,347)       (10,026)        (10,533)        (1,179)          (364)        (12,837)        (6,373)
      --------       --------       --------        --------        -------         ------        --------       --------
        64,166         26,953         36,610          23,915         18,641          3,883          52,206         40,262
      --------       --------       --------        --------        -------         ------        --------       --------
        71,765         86,830         35,409          44,091         20,054          4,260          45,919         59,734

       206,060        119,230        122,508          78,417          4,260             --         125,759         66,025
      --------       --------       --------        --------        -------         ------        --------       --------
      $277,825       $206,060       $157,917        $122,508        $24,314         $4,260        $171,678       $125,759
      ========       ========       ========        ========        =======         ======        ========       ========

                                       31     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                     GROWTH AND INCOME                     INDEX 500
                                                                       STOCK DIVISION                    STOCK DIVISION
                                                                ----------------------------      ----------------------------
                                                                 YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $  5,435        $  8,592          $ 11,764        $  3,965
  Net Realized Gain (Loss)..................................         1,538             514             1,749           1,529
  Net Change in Unrealized Appreciation (Depreciation)......       (15,724)         (3,359)          (50,374)         42,832
                                                                  --------        --------          --------        --------
Increase (Decrease) in Equity...............................        (8,751)          5,747           (36,861)         48,326
                                                                  --------        --------          --------        --------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        29,344          23,731            85,004          56,388
  Policy Loans, Surrenders and Death Benefits...............        (6,846)         (5,239)          (20,850)        (14,992)
  Mortality Charges and Other (net).........................        (6,174)         (4,489)          (16,957)        (10,807)
  Transfers from Other Divisions............................        17,575          22,159            69,748          72,157
  Transfers to Other Divisions..............................       (16,300)         (9,185)          (28,136)        (14,168)
                                                                  --------        --------          --------        --------
Increase in Equity Derived from Equity Transactions.........        17,599          26,977            88,809          88,578
                                                                  --------        --------          --------        --------
Net Increase in Equity......................................         8,848          32,724            51,948         136,904

EQUITY
  Beginning of Period.......................................       103,251          70,527           328,045         191,141
                                                                  --------        --------          --------        --------
  End of Period.............................................      $112,099        $103,251          $379,993        $328,045
                                                                  ========        ========          ========        ========

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     32

       BALANCED DIVISION           HIGH YIELD BOND DIVISION        SELECT BOND DIVISION          MONEY MARKET DIVISION
-------------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2000           1999           2000           1999           2000           1999           2000           1999
-------------------------------------------------------------------------------------------------------------------------
      $ 14,184       $ 16,560       $ 2,266        $ 2,012        $ 1,179        $ 1,122       $   4,238      $   2,203
         5,358          2,596          (626)          (288)           (82)            33              --             --
       (21,229)        (1,744)       (2,680)        (1,879)           829         (1,386)             --             --
      --------       --------       -------        -------        -------        -------       ---------      ---------
        (1,687)        17,412        (1,040)          (155)         1,926           (231)          4,238          2,203
      --------       --------       -------        -------        -------        -------       ---------      ---------

        25,988         20,488         6,244          5,513          5,193          3,020         312,705        207,164
       (11,702)        (9,916)       (1,031)          (933)          (930)          (985)         (5,338)        (2,420)
        (5,718)        (4,412)       (1,023)          (928)          (930)          (557)        (30,361)       (23,000)
        14,233         16,340         3,354          3,662          6,989          3,874          26,244         13,433
       (16,597)        (9,591)       (3,972)        (3,710)        (3,102)        (2,463)       (287,463)      (169,279)
      --------       --------       -------        -------        -------        -------       ---------      ---------
         6,204         12,909         3,572          3,604          7,220          2,889          15,787         25,898
      --------       --------       -------        -------        -------        -------       ---------      ---------
         4,517         30,321         2,532          3,449          9,146          2,658          20,025         28,101

       188,431        158,110        17,965         14,516         15,327         12,669          67,401         39,300
      --------       --------       -------        -------        -------        -------       ---------      ---------
      $192,948       $188,431       $20,497        $17,965        $24,473        $15,327       $  87,426      $  67,401
      ========       ========       =======        =======        =======        =======       =========      =========

                                       33     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Changes in Equity
(in thousands)

                                                                    RUSSELL MULTI-STYLE                RUSSELL AGGRESSIVE
                                                                     EQUITY DIVISION #                 EQUITY DIVISION #
                                                                ----------------------------      ----------------------------
                                                                                 SIX MONTHS                        SIX MONTHS
                                                                 YEAR ENDED        ENDED           YEAR ENDED        ENDED
                                                                DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
(CONTINUED)                                                         2000            1999              2000            1999
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net Investment Income.....................................      $   839         $   362           $ 1,844          $   12
  Net Realized Gain (Loss)..................................         (121)             (1)               47              (4)
  Net Change in Unrealized Appreciation (Depreciation)......       (5,159)            484            (2,428)            438
                                                                  -------         -------           -------          ------
Increase (Decrease) in Equity...............................       (4,441)            845              (537)            446
                                                                  -------         -------           -------          ------

EQUITY TRANSACTIONS
  Policyowners' Net Payments................................        9,683             669             3,674              28
  Policy Loans, Surrenders and Death Benefits...............       (1,153)           (109)             (550)            (34)
  Mortality Charges and Other (net).........................       (1,847)           (114)             (762)            (37)
  Transfers from Other Divisions............................       30,351          13,008            14,978           5,080
  Transfers to Other Divisions..............................       (5,256)           (561)           (2,922)           (127)
                                                                  -------         -------           -------          ------
Increase in Equity Derived from Equity Transactions.........       31,778          12,893            14,418           4,910
                                                                  -------         -------           -------          ------
Net Increase in Equity......................................       27,337          13,738            13,881           5,356

EQUITY
  Beginning of Period.......................................       13,738              --             5,356              --
                                                                  -------         -------           -------          ------
  End of Period.............................................      $41,075         $13,738           $19,237          $5,356
                                                                  =======         =======           =======          ======

# The initial investment in this Division was made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

Variable Life Financial Statements     34

            RUSSELL               RUSSELL REAL ESTATE SECURITIES              RUSSELL
      NON-U.S. DIVISION #              SECURITIES DIVISION #           CORE BOND DIVISION #
-------------------------------   -------------------------------   ---------------------------
                    SIX MONTHS                       SIX MONTHS                     SIX MONTHS
     YEAR ENDED       ENDED         YEAR ENDED         ENDED         YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
        2000           1999            2000             1999            2000           1999
-----------------------------------------------------------------------------------------------
      $ 1,473         $  138          $  184           $   33          $  233         $   50
           31             --               1               --              (8)            --
       (4,148)           585             692               (9)            257            (45)
      -------         ------          ------           ------          ------         ------
       (2,644)           723             877               24             482              5
      -------         ------          ------           ------          ------         ------

        5,228            254           1,150               49             789             51
         (550)           (48)            (73)              (8)           (297)           (38)
         (884)           (34)           (198)              (8)           (208)            (8)
       25,372          4,917           5,039            1,097           5,925          1,595
       (6,442)          (205)           (431)              (6)           (502)           (71)
      -------         ------          ------           ------          ------         ------
       22,724          4,884           5,487            1,124           5,707          1,529
      -------         ------          ------           ------          ------         ------
       20,080          5,607           6,364            1,148           6,189          1,534

        5,607             --           1,148               --           1,534             --
      -------         ------          ------           ------          ------         ------
      $25,687         $5,607          $7,512           $1,148          $7,723         $1,534
      =======         ======          ======           ======          ======         ======

                                       35     Variable Life Financial Statements

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are diversified open-end investment companies registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Funds shares is identified cost. Purchases and sales of the Funds shares for the year ended December 31, 2000 by each Division are shown below:

        DIVISIONS:            PURCHASES        SALES
        ----------            ---------        -----
Small Cap Growth Stock
  Division.................  $ 55,982,785   $ 9,796,834
Aggressive Growth Stock
  Division.................    97,721,920     5,437,370
International Equity
  Division.................    53,349,154     7,706,250
Index 400 Stock Division...    21,671,180       517,518
Growth Stock Division......    59,917,909     1,677,627
Growth & Income Stock
  Division.................    28,487,265     5,453,806
Index 500 Stock Division...   103,355,265     2,799,818
Balanced Division..........    32,698,140    12,306,329
High Yield Bond Division...     7,448,265     1,609,489
Select Bond Division.......     9,789,978     1,392,344
Money Market Division......    86,529,890    66,504,075
Russell Multi-Style Equity
  Division.................    34,087,389     1,470,586
Russell Aggressive Equity
  Division.................    17,146,432       884,624
Russell Non-U.S.
  Division.................    25,614,811     1,420,072
Russell Real Estate
  Securities Division......     5,807,436       131,460
Russell Core Bond
  Division.................     6,507,726       569,629

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Division. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Division for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998 and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

Notes to Financial Statements          36

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
December 31, 2000
(in thousands)

NOTE 8 -- Equity Values by Division are shown below:

                                             VARIABLE LIFE                                VARIABLE COMPLIFE
                                            POLICIES ISSUED                                POLICIES ISSUED
                                        BEFORE OCTOBER 11, 1995                     ON OR AFTER OCTOBER 11, 1995
                                              EQUITY OF:                                     EQUITY OF:
                                       -------------------------       TOTAL        -----------------------------        TOTAL
                                       POLICYOWNERS        NML         EQUITY       POLICYOWNERS           NML           EQUITY
                                       ------------------------------------------------------------------------------------------
Small Cap Growth Stock Division......    $  8,420        $ 1,019      $  9,439        $ 23,735          $ 14,754       $   38,489
Aggressive Growth Stock Division.....      63,627          8,624        72,251         149,593            51,531          201,124
International Equity Division........      40,514          2,564        43,078          87,842            23,332          111,174
Index 400 Stock Division.............       3,361            309         3,670          11,649             7,654           19,303
Growth Stock Division................      31,564          2,615        34,179          97,512            32,823          130,335
Growth and Income Stock Division.....      22,938          2,187        25,125          65,005            19,691           84,696
Index 500 Stock Division.............     110,052          8,019       118,071         186,759            62,946          249,705
Balanced Division....................     134,376          5,699       140,075          38,140            11,484           49,624
High Yield Bond Division.............       3,342            256         3,598          12,693             3,308           16,001
Select Bond Division.................       8,058            284         8,342           9,041             2,113           11,154
Money Market Division................       6,428            243         6,671          33,857            39,992           73,849
Russell Multi-Style Equity
  Division...........................       3,803            361         4,164          18,467            11,228           29,695
Russell Aggressive Equity Division...       2,327            239         2,566           7,666             4,975           12,641
Russell Non-U.S. Division............       3,400            197         3,597          11,508             5,918           17,426
Russell Real Estate Securities
  Division...........................       1,858             68         1,926           3,150             1,746            4,896
Russell Core Bond Division...........         365             18           383           1,829               749            2,578
                                         --------        -------      --------        --------          --------       ----------
                                         $444,433        $32,702      $477,135        $758,446          $294,244       $1,052,690
                                         ========        =======      ========        ========          ========       ==========

                                                              VARIABLE EXECUTIVE LIFE             VARIABLE JOINT LIFE
                                                                  POLICIES ISSUED                   POLICIES ISSUED
                                                             ON OR AFTER MARCH 2, 1998       ON OR AFTER DECEMBER 10, 1998
                                                             -------------------------       -----------------------------
                                                                       TOTAL                             TOTAL
                                                                      EQUITY                            EQUITY
                                                             -------------------------------------------------------------
Small Cap Growth Stock Division............................           $   192                           $ 2,256
Aggressive Growth Stock Division...........................             1,582                             2,868
International Equity Division..............................             1,662                             2,003
Index 400 Stock Division...................................               163                             1,178
Growth Stock Division......................................             3,586                             3,578
Growth and Income Stock Division...........................               731                             1,546
Index 500 Stock Division...................................             5,650                             6,567
Balanced Division..........................................             1,450                             1,799
High Yield Bond Division...................................               725                               174
Select Bond Division.......................................             4,420                               557
Money Market Division......................................             2,289                             4,617
Russell Multi-Style Equity Division........................             3,917                             3,299
Russell Aggressive Equity Division.........................             3,138                               892
Russell Non-U.S. Division..................................             3,187                             1,478
Russell Real Estate Securities Division....................               289                               402
Russell Core Bond Division.................................             4,438                               323
                                                                      -------                           -------
                                                                      $37,419                           $33,537
                                                                      =======                           =======

                                       37          Notes to Financial Statements

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Financial Position
(in millions)

The following financial statement of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.

                                                                   DECEMBER 31,
                                                                ------------------
                                                                 2000       1999
----------------------------------------------------------------------------------
ASSETS
  Bonds.....................................................    $40,607    $36,792
  Common and preferred stocks...............................      6,216      7,108
  Mortgage loans............................................     14,431     13,416
  Real estate...............................................      1,627      1,666
  Policy loans..............................................      8,504      7,938
  Other investments.........................................      4,508      3,443
  Cash and temporary investments............................      1,217      1,159
                                                                -------    -------
     TOTAL INVESTMENTS......................................     77,110     71,522
  Due and accrued investment income.........................      1,008        893
  Deferred premium and other assets.........................      1,510      1,409
  Separate account assets...................................     12,497     12,161
                                                                -------    -------
     TOTAL ASSETS...........................................    $92,125    $85,985
                                                                =======    =======

LIABILITIES AND SURPLUS
  Reserves for policy benefits..............................    $62,816    $57,992
  Policyowner dividends payable.............................      3,350      3,100
  Interest maintenance reserve..............................        378        491
  Asset valuation reserve...................................      2,298      2,371
  Income taxes payable......................................      1,228      1,192
  Other liabilities.........................................      3,662      3,609
  Separate account liabilities..............................     12,497     12,161
                                                                -------    -------
     TOTAL LIABILITIES......................................     86,229     80,916
  Surplus...................................................      5,896      5,069
                                                                -------    -------
     TOTAL LIABILITIES AND SURPLUS..........................    $92,125    $85,985
                                                                =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements

Consolidated Statement of Financial Position

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Operations
(in millions)

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                                -----------------------------
                                                                 2000       1999       1998
---------------------------------------------------------------------------------------------
REVENUE
  Premiums..................................................    $ 8,925    $ 8,344    $ 8,021
  Net investment income.....................................      5,339      4,766      4,536
  Other income..............................................      1,118        970        922
                                                                -------    -------    -------
      TOTAL REVENUE.........................................     15,382     14,080     13,479
                                                                -------    -------    -------

BENEFITS AND EXPENSES
  Benefit payments to policyowners and beneficiaries........      4,541      4,023      3,602
  Net additions to policy benefit reserves..................      4,815      4,469      4,521
  Net transfers to separate accounts........................        469        516        564
                                                                -------    -------    -------
      TOTAL BENEFITS........................................      9,825      9,008      8,687
  Operating expenses........................................      1,416      1,287      1,297
                                                                -------    -------    -------
      TOTAL BENEFITS AND EXPENSES...........................     11,241     10,295      9,984
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS AND TAXES.......      4,141      3,785      3,495
Policyowner dividends.......................................      3,334      3,091      2,869
                                                                -------    -------    -------
      GAIN FROM OPERATIONS BEFORE TAXES.....................        807        694        626
Income tax expense..........................................        125        203        301
                                                                -------    -------    -------
      NET GAIN FROM OPERATIONS..............................        682        491        325
Net realized capital gains..................................      1,147        846        484
                                                                -------    -------    -------
      NET INCOME............................................    $ 1,829    $ 1,337    $   809
                                                                =======    =======    =======

   The Accompanying Notes are an Integral Part of these Financial Statements.

                                       39   Consolidated Statement of Operations

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Changes in Surplus
(in millions)

                                                                    FOR THE YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 2000       1999      1998
-------------------------------------------------------------------------------------------
Beginning of Year Balance...................................    $ 5,069    $4,741    $4,101
    Net income..............................................      1,829     1,337       809
    (Decrease) increase in net unrealized gains.............     (1,043)      213      (147)
    Decrease (increase) in asset valuation reserve..........         73      (377)      (20)
    Charge-off of goodwill (Note 7).........................        (12)     (842)       --
    Other, net..............................................        (20)       (3)       (2)
                                                                -------    ------    ------
    NET INCREASE IN SURPLUS.................................        827       328       640
                                                                -------    ------    ------
End of Year Balance.........................................    $ 5,896    $5,069    $4,741
                                                                =======    ======    ======

   The Accompanying Notes are an Integral Part of these Financial Statements.

Consolidated Statement of Changes in Surplus

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Consolidated Statement of Cash Flows
(in millions)

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------
                                                                 2000         1999         1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums............................    $ 7,051      $ 6,585      $ 6,405
  Investment income received................................      5,000        4,476        4,216
  Disbursement of policy loans, net of repayments...........       (566)        (358)        (416)
  Benefits paid to policyowners and beneficiaries...........     (4,739)      (4,199)      (3,740)
  Net transfers to separate accounts........................       (469)        (516)        (564)
  Operating expenses and taxes..............................     (1,845)      (1,699)      (1,749)
  Other, net................................................        224          (56)         (83)
                                                                -------      -------      -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES............      4,656        4,233        4,069
                                                                -------      -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
     Bonds..................................................     29,539       20,788       28,720
     Common and preferred stocks............................      9,437       13,331       10,359
     Mortgage loans.........................................      1,198        1,356        1,737
     Real estate............................................        302          216          159
     Other investments......................................        659          830          768
                                                                -------      -------      -------
                                                                 41,135       36,521       41,743
                                                                -------      -------      -------

  COST OF INVESTMENTS ACQUIRED
     Bonds..................................................     33,378       22,849       30,873
     Common and preferred stocks............................      8,177       13,794        9,642
     Mortgage loans.........................................      2,261        2,500        3,135
     Real estate............................................        224          362          268
     Other investments......................................      1,535        1,864          567
                                                                -------      -------      -------
                                                                 45,575       41,369       44,485
                                                                -------      -------      -------
  Net (decrease) increase due to securities lending and
     other..................................................       (158)         499         (624)
                                                                -------      -------      -------
       NET CASH USED IN INVESTING ACTIVITIES................     (4,598)      (4,349)      (3,366)
                                                                -------      -------      -------
       NET INCREASE (DECREASE) IN CASH AND TEMPORARY
        INVESTMENTS.........................................         58         (116)         703
Cash and temporary investments, beginning of year...........      1,159        1,275          572
                                                                -------      -------      -------
Cash and temporary investments, end of year.................    $ 1,217      $ 1,159      $ 1,275
                                                                =======      =======      =======

   The Accompanying Notes are an Integral Part of these Financial Statements

                                       41   Consolidated Statement of Cash Flows

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
Notes to Consolidated Statutory Financial Statements
December 31, 2000, 1999 and 1998

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long-term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance ("OCI") of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance regarding matters where statutory accounting has been silent and changes current statutory accounting regarding some matters. The OCI has adopted Codification effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to be an increase, primarily as a result of deferred tax accounting and investment valuations.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of generally accepted accounting principles ("GAAP") primarily because on a GAAP basis: (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities and (5) majority-owned non-insurance subsidiaries are consolidated. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS
The Company's investments are valued on the following bases:

Bonds -- Amortized cost using the interest method; loan-backed and structured securities are amortized using estimated prepayment rates and, generally, the prospective adjustment method

Common and preferred stocks -- Common stocks are carried at fair value, preferred stocks are generally carried at lower of cost or market, and unconsolidated subsidiaries and affiliates are recorded using the equity method

Mortgage loans -- Amortized cost

Real estate -- Lower of cost (less depreciation and encumbrances) or estimated net realizable value

Policy loans -- Unpaid principal balance, which approximates fair value

Other investments -- Consists primarily of joint venture investments which are valued at equity in ventures' net assets

Cash and temporary investments -- Amortized cost, which approximates fair value

TEMPORARY INVESTMENTS
Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME AND CAPITAL GAINS
Net investment income includes interest and dividends received or due and accrued on investments, equity in unconsolidated subsidiaries and affiliates' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

Realized investment gains and losses are reported in income based upon specific identification of securities sold.

Notes to Consolidated Statutory Financial Statements

Unrealized investment gains and losses include changes in the fair value of common stocks and changes in valuation allowances made for bonds, preferred stocks, mortgage loans and other investments considered by management to be impaired.

INTEREST MAINTENANCE RESERVE
The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE
The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. Increases or decreases in AVR are recorded directly to surplus.

SEPARATE ACCOUNTS
Separate account assets and related policy liabilities represent the segregation of funds deposited by variable life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES
Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME
Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES
Benefit payments to policyowners and beneficiaries include death, surrender, annuity and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS
Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the OCI. (See Note 3.)

POLICYOWNER DIVIDENDS
Almost all life insurance policies, and certain annuity and disability income policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, or used to purchase additional insurance. The vast majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the Statement of Operations. These dividends are reported as a reduction of premium cash inflow in the Statement of Cash Flows.

2. INVESTMENTS

DEBT SECURITIES
Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                            Notes to Consolidated Statutory Financial Statements

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 2000 and 1999 were as follows:

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 2000      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,761      $  279      $   (48)     $ 3,992
Mortgage-backed
  securities.........     9,551         242          (50)       9,743
Corporate and other
  debt securities....    27,295         536         (940)      26,891
                        -------      ------      -------      -------
                         40,607       1,057       (1,038)      40,626
Preferred stocks.....       257          11           (1)         267
                        -------      ------      -------      -------
     Total...........   $40,864      $1,068      $(1,039)     $40,893
                        =======      ======      =======      =======

                           RECONCILIATION TO ESTIMATED FAIR VALUE
                       -----------------------------------------------
                                     GROSS        GROSS      ESTIMATED
                       STATEMENT   UNREALIZED   UNREALIZED     FAIR
  DECEMBER 31, 1999      VALUE       GAINS        LOSSES       VALUE
  -----------------    ---------   ----------   ----------   ---------
                                        (IN MILLIONS)
U.S. Government and
  political
  obligations........   $ 3,855      $   72      $  (167)     $ 3,760
Mortgage-backed
  securities.........     7,736          65         (256)       7,545
Corporate and other
  debt securities....    25,201         249       (1,088)      24,362
                        -------      ------      -------      -------
                         36,792         386       (1,511)      35,667
Preferred stocks.....        85           2           --           87
                        -------      ------      -------      -------
     Total...........   $36,877      $  388      $(1,511)     $35,754
                        =======      ======      =======      =======

The statement value and estimated fair value of debt securities by contractual maturity at December 31, 2000 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     STATEMENT    ESTIMATED
                                       VALUE      FAIR VALUE
                                     ---------    ----------
                                          (IN MILLIONS)
Due in one year or less..........     $   566      $   570
Due after one year through five
  years..........................       6,173        6,100
Due after five years through ten
  years..........................      12,871       12,789
Due after ten years..............      11,703       11,691
                                      -------      -------
                                       31,313       31,150
Mortgage-backed securities.......       9,551        9,743
                                      -------      -------
                                      $40,864      $40,893
                                      =======      =======

STOCKS
The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The adjusted cost of common and preferred stock held by the Company at December 31, 2000 and 1999 was $4.7 billion and $4.9 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE
Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 2000 and 1999 was $14.7 billion and $13.2 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 2000 and 1999, real estate includes $29 million and $39 million, respectively, acquired through foreclosure and $109 million and $114 million, respectively, of home office real estate.

REALIZED AND UNREALIZED GAINS AND LOSSES
Realized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 2000
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  369      $(416)      $  (47)
Common and preferred
  stocks.....................      1,534       (333)       1,201
Mortgage loans...............         --        (25)         (25)
Real estate..................        101         --          101
Other invested assets........        395       (177)         218
                                  ------      -----       ------
                                   2,399       (951)       1,448
                                  ------      -----       ------
Less: Capital gains taxes....                                353
Less: IMR (losses) gains.....                                (52)
                                                          ------
Net realized capital gains...                             $1,147
                                                          ======

Notes to Consolidated Statutory Financial Statements

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1999
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  219      $(404)      $ (185)
Common and preferred
  stocks.....................      1,270       (255)       1,015
Mortgage loans...............         22        (12)          10
Real estate..................         92         --           92
Other invested assets........        308       (189)         119
                                  ------      -----       ------
                                   1,911       (860)       1,051
                                  ------      -----       ------
Less: Capital gains taxes....                                244
Less: IMR (losses) gains.....                                (39)
                                                          ------
Net realized capital gains...                             $  846
                                                          ======

                                        FOR THE YEAR ENDED
                                        DECEMBER 31, 1998
                                 --------------------------------
                                                           NET
                                                         REALIZED
                                 REALIZED    REALIZED     GAINS
                                  GAINS       LOSSES     (LOSSES)
                                 --------    --------    --------
                                          (IN MILLIONS)
Bonds........................     $  514      $(231)      $  283
Common and preferred
  stocks.....................        885       (240)         645
Mortgage loans...............         18        (11)           7
Real estate..................         41         --           41
Other invested assets........        330       (267)          63
                                  ------      -----       ------
                                   1,788       (749)       1,039
                                  ------      -----       ------
Less: Capital gains taxes....                                358
Less: IMR (losses) gains.....                                197
                                                          ------
Net realized capital gains...                             $  484
                                                          ======

Changes in net unrealized investment gains and losses for the years ended December 31, 2000, 1999 and 1998 were as follows:

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      2000      1999     1998
                                      ----      ----     ----
                                           (IN MILLIONS)
Bonds............................    $  (208)   $(178)   $ (97)
Common and preferred stocks......       (851)     415       29
Mortgage loans...................         (2)     (10)     (16)
Real estate......................         (4)      (2)      --
Other............................         22      (12)     (63)
                                     -------    -----    -----
                                     $(1,043)   $ 213    $(147)
                                     =======    =====    =====

SECURITIES LENDING
The Company has entered into securities lending agreements whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.4 billion and $2.1 billion, respectively, are included in the consolidated statements of financial position at December 31, 2000 and 1999, and approximate the statement value of securities loaned at those dates.

DERIVATIVE FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options, floors and swaps.

                            Notes to Consolidated Statutory Financial Statements

The Company held the following positions for hedging purposes at December 31, 2000 and 1999:

                                                   NOTIONAL AMOUNTS
                                             ----------------------------
                                             DECEMBER 31,    DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  2000            1999                      RISKS REDUCED
-------------------------------              ------------    ------------                  -------------
                                                    (IN MILLIONS)
Forward Contracts........................       $1,203           $967        Currency exposure on foreign-denominated
                                                                             investments and future commitments.
Common Stock Futures and Swaps...........          565            620        Stock market price fluctuation.
Bond Futures.............................           --             50        Bond market price fluctuation.
Options to acquire Interest Rate Swaps...          452            419        Interest rates payable on certain annuity
                                                                             and insurance contracts.
Foreign Currency and
  Interest Rate Swaps....................          200            203        Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.
Default Swaps............................           52             52        Default exposure on certain bond
                                                                             investments.
Interest Rate Floors.....................          525             --        Interest rates payable on certain annuity
                                                                             contracts.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 2000 and 1999. The notional amount of equity swaps outstanding at December 31, 2000 and 1999 was $0 and $136 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. Fair valuation adjustments for interest rate swaps, bond futures and options to acquire interest rate swaps are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 2000, 1999 and 1998, net realized and unrealized gains on investments were partially offset by net realized gains (losses) of $117 million, $(55) million and $(104) million, respectively, and net unrealized gains (losses) of $42 million, $17 million and $(58) million, respectively, on derivative instruments.

3. RESERVES FOR POLICY BENEFITS
Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS
The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The

Notes to Consolidated Statutory Financial Statements expense associated with these plans is generally recorded by the Company in the period contributions are funded. As of January 1, 2000, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $122 million and $109 million for nonqualified defined benefit plans at December 31, 2000 and 1999, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $32 million, $31 million and $29 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 2000, 1999 and 1998, respectively. The defined benefit and defined contribution plans' assets of $2.3 billion and $2.2 billion at December 31, 2000 and 1999, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 were a net expense of $6.8 million, $5.0 million and $1.8 million, respectively.

                            DECEMBER 31,        DECEMBER 31,
                                2000                1999
                         ------------------  ------------------
Unfunded postretirement
  benefit obligation
  for retirees and
  other fully eligible
  employees (Accrued in
  statement of
  financial
  position)............  $47 million         $40 million
Estimated
  postretirement
  benefit obligation
  for active non-vested
  employees (Not
  accrued until
  employee vests)......  $76 million         $68 million
Discount rate..........  7%                  7%
Health care cost trend
  rate.................  10% to an ultimate  10% to an ultimate
                         5%, declining 1%    5%, declining 1%
                         for 5 years         for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 2000 and 1999 would have been increased by $7 million and $6 million, respectively.

At December 31, 2000 and 1999, the recorded postretirement benefit obligation was reduced by $22 million and $28 million, respectively, for health care benefit plan assets. These assets were primarily invested in the separate accounts of the Company.

5. REINSURANCE
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Reserves for policy benefits at December 31, 2000 and 1999 were reported net of ceded reserves of $663 million and $584 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 2000, 1999 and 1998 was as follows:

                               2000       1999      1998
                              -------    ------    ------
                                     (IN MILLIONS)
Direct premiums...........    $ 9,419    $8,785    $8,426
Premiums ceded............       (494)     (441)     (405)
                              -------    ------    ------
Net premiums..............    $ 8,925    $8,344    $8,021
                              =======    ======    ======
Benefits to policyowners
  and beneficiaries.......     10,063     9,205    $8,869
Benefits ceded............       (238)     (197)     (182)
                              -------    ------    ------
Net benefits to
  policyowners and
  beneficiaries...........    $ 9,825    $9,008    $8,687
                              =======    ======    ======

In addition, the Company received $146 million, $133 million and $121 million for the years ended December 31, 2000, 1999 and 1998, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company;

                            Notes to Consolidated Statutory Financial Statements
consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES
Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1995 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes, which may become due with respect to the open years.

The Company's taxable income can vary significantly from gain from operations before taxes due to differences between book and tax valuation of assets and liabilities (e.g., investments and policy benefit reserves). The Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and also, the Company must capitalize and amortize, as opposed to immediately deducting, an amount deemed to represent the cost of acquiring new business ("DAC tax").

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 2000, 1999 and 1998 was 16%, 29%, and 48% respectively. In 2000 and 1999, the effective rates were less than the federal corporate rate of 35% due primarily to differences between book and tax investment income and, in 2000, prior year adjustments. In 1998, the effective rate was greater than 35% due primarily to the equity tax and DAC tax.

7. RELATED PARTY TRANSACTIONS
The Company acquired Frank Russell Company ("Frank Russell") effective January 1, 1999 for a purchase price of approximately $955 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries. This investment is accounted for using the equity method and is included in common stocks in the consolidated statement of financial position. In 2000 and 1999, the Company charged-off directly from surplus approximately $12 million and $842 million respectively, representing the goodwill associated with the acquisition. The Company has received permission from the OCI for this charge-off. The Company has unconditionally guaranteed certain debt obligations of Frank Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

During 2000 and 1999, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $220 million and $287 million for 2000 and 1999, respectively, were recorded on this transaction, based on the fair value of the assets upon transfer.

8. CONTINGENCIES
The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $101 million at December 31, 2000 and are generally supported by the underlying net asset values of the affiliates. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $1.8 billion at December 31, 2000 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's results of operations or financial position.

Notes to Consolidated Statutory Financial Statements

[PRICEWATERHOUSECOOPERS LLC - LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2000 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2000 and 1999 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, on the basis of accounting described in Note 1.

[PRICEWATERHOUSECOOPERS LLP]
January 23, 2001

                                       49                    Accountants' Report

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

N O R T H W E S T E R N  M U T U A L

NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)


NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS

P  r  o  s  p  e  c  t  u  s  e  s

Investment Company Act File Nos. 811-3990 and 811-5371

[NORTHWESTERN MUTUAL(TM) LOGO]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT

         This amendment to the registration statement comprises the following papers and documents:

         The facing sheet

         The cross-reference sheet

         The prospectus consisting of 52 pages

         The undertaking with respect to fees and charges

         The signatures

         Written consents of the following persons:

                  PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

                  William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

The following exhibits:

         Exhibit A(5)(I)       Illustrations of Death Benefits,
                               Cash Values and Accumulated Premiums

         Exhibit C(1)          Consent of PricewaterhouseCoopers LLP

         Exhibit C(6)          Opinion and consent of William C. Koenig, F.S.A.

                                   UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2001.

                                  NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                  (Registrant)

                                  By THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY
                                     (Depositor)


Attest: JOHN M. BREMER                      By: JAMES D. ERICSON
       -----------------------------            --------------------------------
        John M. Bremer,                         James D. Ericson, Chairman and
          Senior Executive Vice President       Chief Executive Officer
          and Secretary
                                            By  NORTHWESTERN MUTUAL INVESTMENT
                                                SERVICES, LLC
                                                (Depositor)


Attest: MARK A. KAPRELIAN                   By: DAVID B. WESCOE
       -----------------------------            --------------------------------
        Mark A. Kaprelian, Secretary            David B. Wescoe,
                                                  President and CEO

         Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 27th day of April, 2001.
                                            THE NORTHWESTERN MUTUAL LIFE
                                            INSURANCE COMPANY  (Depositor)


Attest: JOHN M. BREMER                      By: JAMES D. ERICSON
       -----------------------------            --------------------------------
        John M. Bremer,                         James D. Ericson, Chairman and
          Senior Executive Vice President         Chief Executive Officer
          and Secretary
                                            NORTHWESTERN MUTUAL INVESTMENT
                                            SERVICES, LLC  (Depositor)


Attest: MARK A. KAPRELIAN                   By: DAVID B. WESCOE
       -----------------------------            --------------------------------
        Mark A. Kaprelian, Secretary            David B. Wescoe,
                                                  President and CEO

         Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                           Title
---------                           -----

JAMES D. ERICSON                    Trustee, Chairman and           Dated April
------------------------------      Principal Executive             27, 2001
James D. Ericson                    Officer


GARY A. POLINER                     Senior Vice President and
------------------------------      Principal Financial Officer
Gary A. Poliner

GARY E. LONG                        Vice President, Controller
------------------------------      and Principal Accounting
Gary E. Long                        Officer


HAROLD B. SMITH*                    Trustee
------------------------------
Harold B. Smith


J. THOMAS LEWIS*                    Trustee
------------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*            Trustee
------------------------------
Patricia Albjerg Graham


R. QUINTUS ANDERSON*                Trustee
------------------------------
R. Quintus Anderson


STEPHEN F. KELLER*                  Trustee                         Dated April
------------------------------                                      27, 2001
Stephen F. Keller


PIERRE S. du PONT*                  Trustee
------------------------------
Pierre S. du Pont


J. E. GALLEGOS*                     Trustee
------------------------------
J. E. Gallegos


KATHRYN D. WRISTON*                 Trustee
------------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*                  Trustee
------------------------------
Barry L. Williams


GORDON T. BEAHAM III*               Trustee
------------------------------
Gordon T. Beaham III


DANIEL F. McKEITHAN, JR.*           Trustee
------------------------------
Daniel F. McKeithan, Jr.


EDWARD E. BARR*                     Trustee
------------------------------
Edward E. Barr


ROBERT C. BUCHANAN*                 Trustee
------------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*             Trustee
------------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*             Trustee
------------------------------
H. Mason Sizemore, Jr.

JOHN J. STOLLENWERK*                Trustee
------------------------------
John J. Stollenwerk



GEORGE A. DICKERMAN*                Trustee
------------------------------
George A. Dickerman



GUY A. OSBORN*                      Trustee                         Dated April
------------------------------                                      27, 2001
Guy A. Osborn



JOHN E. STEURI*                     Trustee
------------------------------
John E. Steuri



STEPHEN N. GRAFF*                   Trustee
------------------------------
Stephen N. Graff



BARBARA A. KING*                    Trustee
------------------------------
Barbara A. King



------------------------------      Trustee
Timothy D. Proctor



PETER M. SOMMERHAUSER*              Trustee
------------------------------
Peter M. Sommerhauser



EDWARD J. ZORE*                     Trustee
------------------------------
Edward J. Zore



------------------------------      Trustee
James P. Hackett



*By: JAMES D. ERICSON
     ------------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                               CONSENT OF ACTUARY

         The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).









                       CONSENT OF INDEPENDENT ACCOUNTANTS


         The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                POWER OF ATTORNEY


         The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Edward J. Zore, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2000 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 26th day of July, 2000.



                                  R. QUINTUS ANDERSON            Trustee
                                  -------------------------------
                                  R. Quintus Anderson




                                  EDWARD E. BARR                 Trustee
                                  -------------------------------
                                  Edward E. Barr




                                  GORDON T. BEAHAM III           Trustee
                                  -------------------------------
                                  Gordon T. Beaham III




                                  ROBERT C. BUCHANAN             Trustee
                                  -------------------------------
                                  Robert C. Buchanan




                                  GEORGE A. DICKERMAN            Trustee
                                  -------------------------------
                                  George A. Dickerman




                                  PIERRE S. du PONT              Trustee
                                  -------------------------------
                                  Pierre S. du Pont

                                  JAMES D. ERICSON               Trustee
                                  -------------------------------
                                  James D. Ericson




                                  J. E. GALLEGOS                 Trustee
                                  -------------------------------
                                  J. E. Gallegos




                                  STEPHEN N. GRAFF               Trustee
                                  -------------------------------
                                  Stephen N. Graff




                                  PATRICIA ALBJERG GRAHAM        Trustee
                                  -------------------------------
                                  Patricia Albjerg Graham




                                  STEPHEN F. KELLER              Trustee
                                  -------------------------------
                                  Stephen F. Keller




                                  BARBARA A. KING                Trustee
                                  -------------------------------
                                  Barbara A. King




                                  J. THOMAS LEWIS                Trustee
                                  -------------------------------
                                  J. Thomas Lewis




                                  DANIEL F. McKEITHAN, JR.       Trustee
                                  -------------------------------
                                  Daniel F. McKeithan, Jr.




                                  GUY A. OSBORN                  Trustee
                                  -------------------------------
                                  Guy A. Osborn




                                                                 Trustee
                                  -------------------------------
                                  Timothy D. Proctor




                                  H. MASON SIZEMORE, JR.         Trustee
                                  -------------------------------
                                  H. Mason Sizemore, Jr.

                                  HAROLD B. SMITH                Trustee
                                  -------------------------------
                                  Harold B. Smith




                                  SHERWOOD H. SMITH, JR.         Trustee
                                  -------------------------------
                                  Sherwood H. Smith, Jr.




                                  PETER M. SOMMERHAUSER          Trustee
                                  -------------------------------
                                  Peter M. Sommerhauser




                                  JOHN E. STEURI                 Trustee
                                  -------------------------------
                                  John E. Steuri




                                  JOHN J. STOLLENWERK            Trustee
                                  -------------------------------
                                  John J. Stollenwerk




                                  BARRY L. WILLIAMS              Trustee
                                  -------------------------------
                                  Barry L. Williams




                                  KATHRYN D. WRISTON             Trustee
                                  -------------------------------
                                  Kathryn D. Wriston




                                  EDWARD J. ZORE                 Trustee
                                  -------------------------------
                                  Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM S-6
                        POST-EFFECTIVE AMENDMENT NO. 6 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE

Exhibit Number                              Exhibit Name

Exhibit A(5)(I)   Illustrations of Death Benefits, Cash Values and Accumulated
                  Premiums

Exhibit C(1)      Consent of PricewaterhouseCoopers LLP

Exhibit C(6)      Opinion and consent of William C. Koenig, F.S.A.